                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                   Settlement Date    10/31/2002

                                                   Determination Date 11/12/2002

                                                   Distribution Date  11/15/2002

I.      All Payments on the Contracts                                                                                  6,337,653.66
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              156,884.94
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              2.79
V.      Servicer Monthly Advances                                                                                        125,784.94
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               57,124.87
VIII.   Transfers to the Pay-Ahead Account                                                                              (59,148.55)

IX.     Less:  Investment Earnings distributions                                                                             (2.79)
        (a)  To Sellers with respect to the Collection Account                                                                0.00
        (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $6,618,299.86
                                                                                                                  ==================


DISTRIBUTION AMOUNTS                                              Cost per $1000
---------------------------------------------------------        ----------------
1.    (a) Class A-1 Note Interest Distribution                                                       0.00
      (b) Class A-1 Note Principal Distribution                                                      0.00
          Aggregate Class A-1 Note Distribution                      0.00000000                                                0.00

2.    (a) Class A-2 Note Interest Distribution                                                       0.00
      (b) Class A-2 Note Principal Distribution                                                      0.00
          Aggregate Class A-2 Note Distribution                      0.00000000                                                0.00

3.    (a) Class A-3 Note Interest Distribution                                                       0.00
      (b) Class A-3 Note Principal Distribution                                                      0.00
          Aggregate Class A-3 Note Distribution                      0.00000000                                                0.00

4.    (a) Class A-4 Note Interest Distribution                                                       0.00
      (b) Class A-4 Note Principal Distribution                                                      0.00
          Aggregate Class A-4 Note Distribution                      0.00000000                                                0.00

5.    (a) Class A-5 Note Interest Distribution                                                       0.00
      (b) Class A-5 Note Principal Distribution                                                      0.00
          Aggregate Class A-5 Note Distribution                      0.00000000                                                0.00

6.    (a) Class A-6 Note Interest Distribution                                                       0.00
      (b) Class A-6 Note Principal Distribution                                                      0.00
          Aggregate Class A-6 Note Distribution                      0.00000000                                                0.00

7.    (a) Class A-7 Note Interest Distribution                                                       0.00
      (b) Class A-7 Note Principal Distribution                                                      0.00
          Aggregate Class A-7 Note Distribution                      0.00000000                                                0.00

8.    (a) Class A-8 Note Interest Distribution                                                       0.00
      (b) Class A-8 Note Principal Distribution                                                      0.00
          Aggregate Class A-8 Note Distribution                      0.00000000                                                0.00

9.    (a) Class A-9 Note Interest Distribution                                                 272,852.40
      (b) Class A-9 Note Principal Distribution                                              5,508,109.85
          Aggregate Class A-9 Note Distribution                     94.76987303                                        5,780,962.25

10.   (a) Class A-10 Note Interest Distribution                                                345,041.67
      (b) Class A-10 Note Principal Distribution                                                     0.00
          Aggregate Class A-10 Note Distribution                     5.30833333                                          345,041.67

11.   (a) Class B Certificate Interest Distribution                                            244,679.31
      (b) Class B Certificate Principal Distribution                                                 0.00
          Aggregate Class B Certificate Distribution                 5.45000000                                          244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                       67,376.13
       (b)  Reimbursement of prior Monthly Advances                                            102,192.93
              Total Servicer Payment                                                                                     169,569.06

13.  Deposits to the Reserve Account                                                                                      78,047.58

Total Distribution Amount                                                                                             $6,618,299.86
                                                                                                                 ==================

Reserve Account distributions:
---------------------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     0.00
      (c)  Distribution from the Reserve Account to the Sellers (Chase USA)                          0.00
      (d)  Distribution from the Reserve Account to the Sellers (Chase Manhattan Bank)               0.00
                   Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                               $0.00
                                                                                                                  ==================

                        INTEREST
---------------------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @             5.598%                                                  0.00
        (b) Class A-2 Notes    @             5.852%                                                  0.00
        (c) Class A-3 Notes    @             5.919%                                                  0.00
        (d) Class A-4 Notes    @             6.020%                                                  0.00
        (e) Class A-5 Notes    @             6.050%                                                  0.00
        (f) Class A-6 Notes    @             6.130%                                                  0.00
        (g) Class A-7 Notes    @             6.140%                                                  0.00
        (h) Class A-8 Notes    @             6.230%                                                  0.00
        (i) Class A-9 Notes    @             6.320%                                            272,852.40
        (j) Class A-10 Notes   @             6.370%                                            345,041.67
                 Aggregate Interest on Notes                                                                             617,894.07
        (k) Class B Certificates @           6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class A-6 Notes                                                                          0.00
        (g) Class A-7 Notes                                                                          0.00
        (h) Class A-8 Notes                                                                          0.00
        (i) Class A-9 Notes                                                                          0.00
        (j) Class A-10 Notes                                                                         0.00
        (k) Class B Certificates                                                                     0.00

3.   Total Distribution of Interest                               Cost per $1000
                                                                 ----------------
        (a) Class A-1 Notes                                         0.00000000                       0.00
        (b) Class A-2 Notes                                         0.00000000                       0.00
        (c) Class A-3 Notes                                         0.00000000                       0.00
        (d) Class A-4 Notes                                         0.00000000                       0.00
        (e) Class A-5 Notes                                         0.00000000                       0.00
        (f) Class A-6 Notes                                         0.00000000                       0.00
        (g) Class A-7 Notes                                         0.00000000                       0.00
        (h) Class A-8 Notes                                         0.00000000                       0.00
        (i) Class A-9 Notes                                         4.47299025                 272,852.40
        (j) Class A-10 Notes                                        5.30833333                 345,041.67
                 Total Aggregate Interest on Notes                                                                       617,894.07
        (k) Class B Certificates                                    5.45000000                                           244,679.31

                       PRINCIPAL
---------------------------------------------------------
                                                                  No. of Contracts
                                                                 ------------------
1.   Amount of Stated Principal Collected                                                    2,279,927.11
2.   Amount of Principal Prepayment Collected                          163                   2,866,958.61
3.   Amount of Liquidated Contract                                      12                     361,224.13
4.   Amount of Repurchased Contract                                      0                           0.00

       Total Formula Principal Distribution Amount                                                                     5,508,109.85

5. Principal Balance before giving effect to Principal Distribution                            Pool Factor
                                                                                              -------------
        (a) Class A-1 Notes                                                                     0.0000000                      0.00
        (b) Class A-2 Notes                                                                     0.0000000                      0.00
        (c) Class A-3 Notes                                                                     0.0000000                      0.00
        (d) Class A-4 Notes                                                                     0.0000000                      0.00
        (e) Class A-5 Notes                                                                     0.0000000                      0.00
        (f) Class A-6 Notes                                                                     0.0000000                      0.00
        (g) Class A-7 Notes                                                                     0.0000000                      0.00
        (h) Class A-8 Notes                                                                     0.0000000                      0.00
        (i) Class A-9 Notes                                                                     0.8493019             51,807,418.67
        (j) Class A-10 Notes                                                                    1.0000000             65,000,000.00
        (k) Class B Certificates                                                                1.0000000             44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7. Principal Distribution                                             Cost per $1000
                                                                     ----------------
        (a) Class A-1 Notes                                             0.00000000                                             0.00
        (b) Class A-2 Notes                                             0.00000000                                             0.00
        (c) Class A-3 Notes                                             0.00000000                                             0.00
        (d) Class A-4 Notes                                             0.00000000                                             0.00
        (e) Class A-5 Notes                                             0.00000000                                             0.00
        (f) Class A-6 Notes                                             0.00000000                                             0.00
        (g) Class A-7 Notes                                             0.00000000                                             0.00
        (h) Class A-8 Notes                                             0.00000000                                             0.00
        (i) Class A-9 Notes                                            90.29688279                                     5,508,109.85
        (j) Class A-10 Notes                                            0.00000000                                             0.00
        (k) Class B Certificates                                        0.00000000                                             0.00

8. Principal Balance after giving effect to Principal Distribution                             Pool Factor
                                                                                              -------------
        (a) Class A-1 Notes                                                                     0.0000000                      0.00
        (b) Class A-2 Notes                                                                     0.0000000                      0.00
        (c) Class A-3 Notes                                                                     0.0000000                      0.00
        (d) Class A-4 Notes                                                                     0.0000000                      0.00
        (e) Class A-5 Notes                                                                     0.0000000                      0.00
        (f) Class A-6 Notes                                                                     0.0000000                      0.00
        (g) Class A-7 Notes                                                                     0.0000000                      0.00
        (h) Class A-8 Notes                                                                     0.0000000                      0.00
        (i) Class A-9 Notes                                                                     0.7590051             46,299,308.82
        (j) Class A-10 Notes                                                                    1.0000000             65,000,000.00
        (k) Class B Certificates                                                                1.0000000             44,895,285.54

                       POOL DATA
---------------------------------------------------------
                                                                                                Aggregate
                                                                      No. of Contracts       Principal Balance
                                                                      ----------------       -----------------
1.   Pool Stated Principal Balance as of       10/31/2002                  6,743              156,194,594.36

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
     (a) 31-59 Days                                                           67                1,528,084.59              0.978%
     (b) 60-89 Days                                                           29                  769,027.97              0.492%
     (c) 90-119 Days                                                          22                  402,747.16              0.258%
     (d) 120 Days +                                                           55                1,825,532.31              1.169%


3.   Contracts Repossessed during the Due Period                               3                   58,531.85

4.   Current Repossession Inventory                                            6                  295,678.50

5.   Aggregate Net Losses for the preceding Collection Period
     (a)  Aggregate Principal Balance of Liquidated Receivables               12                  361,224.13
     (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  156,884.94
                                                                                         -------------------
     Total Aggregate Net Losses for the preceding Collection Period                                                   204,339.19

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                  6,667,284.41

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)     1,198                                   18,779,769.32

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                          9.166%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             78.274

                    TRIGGER ANALYSIS
---------------------------------------------------------
1.  (a)  Average Delinquency Percentage                             2.151%
    (b)  Delinquency Percentage Trigger in effect ?                                YES

2.  (a)  Average Net Loss Ratio                                     0.052%
    (b)  Net Loss Ratio Trigger in effect ?                                        NO
    (c)  Net Loss Ratio (using ending Pool Balance)                 0.138%

3.  (a)  Servicer Replacement Percentage                            0.080%
    (b)  Servicer Replacement Trigger in effect ?                                  NO


                     MISCELLANEOUS
---------------------------------------------------------

1.    Monthly Servicing Fees                                                                                              67,376.13

2.    Servicer Advances                                                                                                  125,784.94

3.    (a)  Opening Balance of the Reserve Account                                                                      8,871,126.03
      (b)  Deposits to the Reserve Account                                                         78,047.58
      (c)  Investment Earnings in the Reserve Account                                              12,142.28
      (d)  Distribution from the Reserve Account                                                        0.00
      (e)  Ending Balance of the Reserve Account                                                                       8,961,315.89

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      140,227.88
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                           59,148.55
      (c)  Investment Earnings in the Pay-Ahead Account                                                 0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                        (57,124.87)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       142,251.56